UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2021

Green Hygienics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13795 Blaisdell Place, Suite 202, Poway, CA	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 802-0299

 ______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2021 (the “Agreement Date”), Green Hygienics Holdings Inc. (“GRYN or the “Company”), a Nevada corporation, entered into an Asset Purchase Agreement (the “APA”) with Admay, Inc (“Admay”), a Wyoming company. Pursuant to the APA, the Company will acquire from Admay certain assets per the APA in exchange for up to $2,822,000 (the “Purchase Price”). The Purchase price will be a combination of cash and restricted shares of common stock of the Company.

The foregoing description of the APA is qualified in its entirety by reference to the APA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 15, 2021, the APA was consummated and the Company paid $122,400 to the shareholders of Admay. The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 15, 2021, Alita Capital (“Alita”), a company controlled by the Company’s Chief Executive Officer, advanced $550,000 cash as an unsecured, interest free shareholder loan to the Company. The proceeds were used for the initial cash payment of $122,400 pursuant to the Admay APA, with the balance to be used for general working capital of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Company intends to rely on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D promulgated thereunder for the issuance of shares to the Admay shareholders pursuant to the APA.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement with Admay, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN HYGIENICS HOLDINGS INC.

(Registrant)

Date: April 18, 2021	By:	/s/ Ron Loudoun
Ron Loudoun
President and Chief Executive Officer

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